TRANSAMERICA RETIREMENT INCOME PLUS®

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated December 19, 2016

(for Applications signed on or after January 1, 2017)

to the

Prospectus dated May 1, 2016

This Rate Sheet Prospectus Supplement (this “supplement”) should be read and retained with the prospectus for the Transamerica Retirement Income Plus® variable annuity. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

We are issuing this supplement to provide the growth percentage and withdrawal percentages that we are currently offering for the Living Benefit as described in the Living Benefit – Base Benefit – Withdrawal Percentage and the Living Benefit – Base Benefit –Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Transamerica Retirement Income Plus® variable annuity prospectus, as amended.

The rates below apply for applications signed between January 1, 2017 and March 31, 2017. The growth percentage and withdrawal percentages may be different than those listed below for applications signed after March 31, 2017. The withdrawal percentage applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus). The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

GROWTH PERCENTAGE

5.0%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-64	N/A**	N/A**
65-69	5.35%	4.85%
70-79	5.35%	4.85%
≥ 80	6.35%	5.85%

*For the single life option, the withdrawal percentage is determined by the annuitant’s age at the time of the first withdrawal. For the joint life option, the withdrawal percentage is determined by the annuitant’s age, or the annuitant’s spouse’s age if younger, at the time of the first withdrawal.

**Rider is not available for this age band.

Please note: In order for you to receive the growth percentage and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Please keep this Rate Sheet Prospectus Supplement for future reference.